OPPENHEIMER CALIFORNIA MUNICIPAL FUND
                   Supplement dated November 1, 1999 to the
                       Prospectus dated November 27, 1998



The Prospectus, as previously supplemented, is further supplemented as follows:


      The paragraph titled "Portfolio Manager" on page 13 is replaced in its entirety with the following:

|X| Portfolio Manager. The Portfolio manager of the Fund is Christian D. Smith, a Senior Vice President of the Manager. He is the person principally responsible for the day-to-day management of the Fund's portfolio, and became the Fund's portfolio manager on November 1, 1999. Mr. Smith also serves as an officer and portfolio manager for other Oppenheimer funds. Prior to joining OppenheimerFunds in September 1999, he was Co-Head of the Municipal Portfolio Management Team of Prudential Global Asset Management, prior to which he was a portfolio manager for that firm (January 1990-January 1999).




November 1, 1999                                              PS790.005